UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                               AMENDMENT NO. 1 TO
                                    FORM 8-K



            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  OCTOBER 13, 1999



                            STILLWATER MINING COMPANY
        (Exact name of small business issuer as specified in its charter)




          DELAWARE                     0-25090                 81-0480654
(State or other jurisdiction  (Commission File Number)      (I.R.S. Employer
      of incorporation)                                   Identification No.)



                       1200 SEVENTEENTH STREET, SUITE 900
                                DENVER, CO 80202
                    (Address of principal executive offices)




                                (303) 352-2060
             (Registrant's telephone number, including area code)

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

      (a)      Exhibits

               16    Letter from PricewaterhouseCoopers LLP.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.



                                        Stillwater Mining Company



Date: October 21, 1999                  By:   /s/James A. Sabala
                                           ------------------------------------
                                              James A. Sabala
                                              Vice President and Chief
                                              Financial Officer


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

                                INDEX OF EXHIBITS


OFFICIAL EXHIBIT NO.   DESCRIPTION                                     PAGE NO.

      16               Letter from PricewaterhouseCoopers LLP             5



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